UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 8, 2010

Allegiant Travel Company
__________________________________________
(Exact name of registrant as specified in its charter)

Nevada	001-33166	20-4745737
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

8360 S. Durango Drive, Las Vegas, Nevada		89113
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	702-851-7300

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2010 Annual Meeting of Stockholders of Allegiant Travel Company (the "Company")was held on June 8, 2010. The following proposals were adopted as follows:

1. Election of a Board of Directors of six members to hold office until the next Annual Meeting of Stockholders or until their respective successors have been elected or appointed.

Votes For/Votes Withheld:

Maurice J. Gallagher, Jr. - 17,007,574/ 421,749
Montie Brewer - 17,242,044/ 187,279
Gary Ellmer - 17,242,948/ 186,375
Timothy Flynn - 15,135,713/ 2,293,610
Charles Pollard - 17,248,784/ 180,539
John Redmond - 15,155,606/ 2,273,717

2. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2010:

Votes For - 18,166,855
Votes Against - 47,439
Votes Abstaining - 4,026

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Allegiant Travel Company

June 9, 2010	By:	Scott Sheldon

Name: Scott Sheldon
Title: Chief Financial Officer